                                                                    EXHIBIT 10.3


                         HUNTSMAN PACKAGING CORPORATION
                              LONG-TERM INCENTIVE PLAN ("LTIP")
_______________________________(1998-REVISED)________________________________


PURPOSE To provide a competitive, long-term incentive that recognizes exceptional, long-term Company performance (as determined by achievement of Company Market Value of Equity goals) and rewards Officers and select key executive employees.
                      ----------------------------------------------------------

ELIGIBILITY           Officers of Huntsman Packaging Corporation (the "Company")
                      and select key executive employees who participate in the
                      Company's Management Incentive Plan ("MIP"), as determined by the Executive Committee of the Board of Directors of
                      the Company are eligible to participate in the LTIP
                      ("Participants").
                      ----------------------------------------------------------

TARGET LEVEL          Incentives will be awarded if and when the Company's
                      Market Value of Equity, as computed quarterly, is
                      $350,000,000 (the "MVE Target"). The MVE Target must be
                      reached before December 31, 2000 or no LTIP award will be
                      payable. No pro rata LTIP Award will be paid to the extent the MVE Target is not reached in full.
                      ----------------------------------------------------------

PLAN TERM             A maximum of three years, beginning January 1, 1998, and
                      ending December 31, 2000 (the "Plan Term"). If the Target
                      Level has not been reached by the end of the Plan Term,
                      the LTIP will terminate. If the Target Level is reached
                      prior to the end of the Plan Term, the LTIP will
                      distribute Awards as provided herein and will terminate
                      after such distributions. A new long-term incentive plan
                      may be established after the termination of this LTIP, in
                      the sole discretion of the Board of Directors of the
                      Company.
                      ----------------------------------------------------------

HOW IT WORKS          Awards under the LTIP will be tied to Awards
                      Participants receive under the MIP during the Plan Term.

                      If the Target Level is reached during the Plan Term, the Award paid will be equal to the cumulative dollar amount the Participant received under the 1998 MIP (the "LTIP Award").

                      LTIP Awards will be paid in cash within 90 days of the end of the calendar quarter in which the Target Level is reached (the "Payment Date").

Long Term Incentive Plan (LTIP), 1998-Revised
Page 2-


EARLY AWARD           In the event of a Change of Control or a sale of
                      substantially all of the assets of the Company, a
                      Participant will receive an amount equal to the cumulative dollar amount awarded under the 1998 MIP. A public
                      offering of stock or similar transaction shall not be
                      deemed to be a Change of Control or sale of substantially
                      all of the assets of the Company.
                      ----------------------------------------------------------

SEPARATIONS           Except as set forth below, a Participant must be employed
                      by the Company on the last day of the Plan Term in order to receive any LTIP Award.

                      If a Participant retires during the Plan Term (and qualifies for an immediate pension under the Huntsman Packaging Corporation Defined Benefit Pension Plan) dies, or becomes disabled (as defined under the Company's Long Term Disability Plan), he/she will receive a pro rata portion of the LTIP Award based on the actual days worked during the Plan Term. Distribution will be made on the Payment Date(s) determined for all other Participants in the LTIP.

                      If a Participant's employment is terminated at any time prior to the end of the Plan Term, by the employee or by the Company, with or without cause, for any reason other than retirement, death, or disability, the Participant shall not be eligible to participate in the LTIP, shall not receive any LTIP Award, and shall forfeit any rights he/she may have had in the LTIP.
                      ----------------------------------------------------------

GENERAL PROVISIONS    1. Job Change.  Eligible Officers and key executive
                         employees who, by reason of a job change, will be eligible to participate in the LTIP if they are eligible to participate in the MIP.

                      2. Disciplinary Action.  In order to participate in the
                         LTIP, the Participant must not have been subject to any disciplinary action during the Plan Term.

                      3. No Employment Right.  Participation in the LTIP shall
                         not confer on a Participant any right to continue in the employment of the Company, nor shall it interfere with the Company's right to terminate the employment of a Participant at any time.

                      4. Non-transferability.  A Participant shall not have any
                         right to assign, transfer, pledge, or hypothecate any benefits or payments under the LTIP, other than by will or by the laws of descent and distribution.

Long Term Incentive Plan (LTIP), 1998-Revised
Page 3-

                      5. Creditors.  Payments held by the Company before
                         distribution shall not be subject to execution, attachment or similar process at law or in equity.

                      6. Withholding.  The Company will deduct federal, state,
                         and local taxes, and any employee benefit related withholdings required to be withheld with respect to the payment of any incentive.

                      7.  Definitions.

                              EBITDA Earnings calculated in accordance with GAAP, before interest expense, income taxes, depreciation and amortization (and after accruals for Awards paid under the MIP and
                                             LTIP).

                                             In the event of acquisitions,
                                             EBITDA from the predecessor company
                                             will be included from the beginning
                                             of the year through the time of the
                                             acquisition.

                                             In the case of divestitures, the
                                             EBITDA of the divested business
                                             will be excluded from the beginning
                                             of the year through the time of
                                             divestiture.

                              MARKET         Calculated quarterly.  The product
                              VALUE OF       achieved by multiplying the most
                              EQUITY         recent twelve months EBITDA by 6.5,
                                             less Net Debt (Interest-Bearing
                                             Debt minus Cash and Cash
                                             Equivalents).

                              CHANGE OF      The sale by Jon M. Huntsman, and/or
                              CONTROL        Richard P. Durham and Christena H.
                                             Durham of voting control of the
                                             Company, other than in connection
                                             with a public offering of the
                                             shares of the Company, as defined
                                             under the Securities and Exchange
                                             Act.
                      ---------------------------------------------------------

MODIFICATION OF       The Company may modify, supplement, suspend, or terminate
THE LTIP              the LTIP at any time without the authorization of
                      Participants, to the extent allowed by law. No modification, suspension, or termination shall adversely alter or affect any right or obligation under the LTIP that existed prior to such

Long Term Incentive Plan (LTIP), 1998-Revised
Page 4-
                      modification, supplement, suspension, or termination. The Company's Board of Directors will determine the effect on incentives of any such event and make adjustments and/or payments as it, in its sole discretion, determines appropriate.
                      ----------------------------------------------------------


OTHER Subject to the control of the Executive Committee of the Board of Directors, the Company's CEO will exercise executive control over the LTIP.

                      The LTIP shall be governed by and construed under the laws of the State of Utah.
-------------------------------------------------------------------------------